Exhibit 10.1

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of December 10, 2015 (this “Amendment”), to the Credit Agreement, dated as of August 9, 2012 (as amended, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”), among INTERPOOL, INC., a corporation organized under the laws of Delaware (the “Borrower”), the other loan parties thereto (the “Loan Parties”), the lenders party thereto (the “Lenders”), and BANK OF AMERICA, N.A. (“Bank of America”), as successor administrative agent (as successor in interest to JPMORGAN CHASE BANK, N.A. (in such capacity, the “Resigning Administrative Agent”) and in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended as set forth herein;

WHEREAS, each Lender (such term and each other capitalized term used but not defined herein having the meaning given it in the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended Credit Agreement”)) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto (a “Lender Consent”) will be deemed to have agreed to the terms of this Amendment (each such Lender, a “Consenting Lender”);

WHEREAS, the Borrower and the Lenders desire to amend and restate the Existing Credit Agreement and amend certain other Loan Documents to (x) modify the maturity of and interest rate on certain of the Loans and (y) to make certain other changes as set forth in the form of the Amended Credit Agreement, and the Lenders desire to appoint Bank of America as successor to the Resigning Administrative Agent, subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 3 hereof; and

WHEREAS, the Administrative Agent, the Resigning Administrative Agent and the Borrower desire to enter into that certain Successor Agent Agreement, dated as of the Amendment No. 4 Effective Date (as defined below) to replace the Resigning Administrative Agent under the Existing Credit Agreement and each other Loan Document with Bank of America (the “Successor Agent Agreement”);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Borrower, the Resigning Administrative Agent, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                            Defined Terms.  Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

SECTION 2.                            Amendments to Credit Agreement.

(a)                                 The Existing Credit Agreement (excluding all schedules and exhibits thereto) is, effective as of the Amendment No. 4 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit A hereto.  As used in the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Amended Credit Agreement, the Amended Credit Agreement.

(b)                                 The Commitment Schedule and Schedules 3.14 and 3.15 attached as Exhibit B to this Amendment hereby replace existing Commitment Schedule and Schedules 3.14 and 3.15 to the Credit Agreement.

(c)                                  Exhibits A, B, D, H-1, H-2, H-3, H-4, K and L attached as Exhibit C to this Amendment hereby replace existing Exhibits A, B, D, H-1, H-2, H-3, H-4, K and L to the Credit Agreement.

(d)                                 Pursuant to Section 8.01 of the Credit Agreement, the Lenders hereby appoint Bank of America, N.A., as Administrative Agent (as successor in interest to JPMorgan Chase Bank, N.A. in such capacity) under the Loan Documents.

(e)                                  The Lenders hereby acknowledge and agree to the provisions of the Successor Agent Agreement (the form of which is attached hereto as Exhibit D), including that the provisions of Section 9.03 of the Existing Credit Agreement shall apply to all actions taken by the Resigning Administrative Agent under or in connection with the Successor Agent Agreement or the Loan Documents, whether taken before or after the Amendment No. 4 Effective Date, in its capacity as Administrative Agent under any of the Loan Documents or Resigning Administrative Agent after the Amendment No. 4 Effective Date.

(f)                                   The Lenders hereby agree that the Resigning Administrative Agent shall be deemed to have given notice of resignation, and such resignation shall become effective as provided for in the Successor Agent Agreement.

(g)                                  The Lenders hereby agree to waive the notice requirement of Section 2.10(c) in connection with the prepayment of outstanding Revolving Loans on the Amendment No. 4 Effective Date.

SECTION 3.                            Effectiveness of Amendment.  This Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Amendment No. 4 Effective Date”):

(a)                                 The Administrative Agent shall have received the following:

(i)                                counterparts to this Amendment duly executed by each of the Loan Parties, the Resigning Administrative Agent, the Administrative Agent and the Lenders;

(ii)                                counterparts to the (x) Successor Agent Agreement and (y) the Notice of Succession of Agency, in each case, dated as of the date hereof, by and among the Resigning Administrative Agent, the Administrative Agent and the Loan Parties, together with all documents and filings contemplated thereby, in each case, in proper form for filing, registration or recordation;

(iii)                                 (x) counterparts to each Collateral Document deemed necessary or appropriate by the Administrative Agent, in each case by the parties thereto and (y) each document, certificate or instrument (including any UCC and PPSA financing statement or amendment) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be delivered, filed, registered or recorded in order to maintain a perfected Lien on the Collateral described therein in favor of the Applicable Collateral Agent, for the benefit of the Lenders, in each case, if applicable, in proper form for filing, registration or recordation;

(iv)                               lien searches from jurisdictions in the United States and Canada reasonably acceptable to the Administrative Agent;

(v)                               a certificate, dated as of the Amendment No. 4 Effective Date and duly executed and delivered by a Responsible Officer of the Borrower, certifying that all of the conditions to effectiveness set forth in this Section 3 have been satisfied;

(vi)                               a legal opinion, dated as of the Amendment No. 4 Effective Date and addressed to the Administrative Agent and all Lenders, from Moore & Van Allen PLLC, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(vii)                                certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of this Amendment;

(viii)                                 satisfactory evidence that JPMorgan Chase Bank, N.A. ceasing to be a “Lender”, “Swingline Lender” and “Issuing Bank” under and as each of such terms are defined in the Existing Credit Agreement, and that all Obligations of the Loan Parties to JPMorgan Chase Bank, N.A. under the Existing Credit Agreement shall have been paid in full and all Letters of Credit issued by JPMorgan Chase Bank, N.A. under the Existing Credit Agreement shall either (i) be returned undrawn and cancelled and delivered to JPMorgan Chase Bank, N.A., (ii) be backed up by a standby Letter of Credit issued under the Credit Agreement with terms satisfactory to JPMorgan Chase Bank, N.A. or (iii) be cash collateralized in an amount in immediately available funds in Dollars equal to 105% of the aggregate amount of such Letters of Credit under the Existing Credit Agreement in a manner that is satisfactory to JPMorgan Chase Bank, N.A.;

(ix)                               (a) a written confirmation from the Appraiser in form and substance reasonably satisfactory to the Administrative Agent, which shall permit the Administrative Agent to rely on the Appraisals most recently completed pursuant to Section 5.10 of the Credit Agreement as if it were the original recipient thereof or (b) an Appraisal addressed to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent;

(i)                                all fees required to be paid, and all reasonable expenses for which invoices have been presented (including the reasonable and documented fees and reasonable, documented, out-of-pocket expenses of legal counsel) required to be paid (including, in each case, to the Resigning Administrative Agent) (including (i) an upfront fee payable for the account of each Consenting Lender, in an amount equal to 0.25% of the aggregate principal amount of Revolving Commitments held by such Consenting Lender as of the Amendment No. 4 Effective Date and (ii) those fees and expenses required to be paid pursuant to the Amended and Restated Engagement Letter, dated as of December 8, 2015, between the Borrower and the Engagement Parties (as defined therein));

(ii)                                satisfactory evidence that the principal amounts of loans held by existing lenders and all accrued and unpaid interest, fees and other amounts due and owing to the Lenders through the Amendment No. 4 Effective Date required to be paid, at the rates set forth in the Existing Credit Agreement, by the Borrower (or the Borrower shall have caused Bank of America to pay, as successor Administrative Agent under the Credit Agreement) to the Resigning Administrative Agent (for prompt distribution by the Resigning Administrative Agent, acting as Administrative Agent under the Existing Credit Agreement to the Existing Lenders under the Existing Credit Agreement); and

(iii)                                 satisfactory evidence that the Borrower has begun a field examination substantially similar to those previously conducted pursuant to Section 5.11 of the Credit Agreement.

(c)                                  Each of the representations and warranties made by the Loan Parties in Section 4 shall be true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier or “Material Adverse Effect” shall be required to be true and correct as qualified).

SECTION 4.                            Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of the Loan Parties hereby represents and warrants to the Administrative Agent and to each Lender, as of the Amendment No. 4 Effective Date:

(a)                                 Such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Amendment, and to perform its obligations hereunder. The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate or other organizational action and no other corporate or other organizational proceedings are necessary to consummate such transactions.

(b)                                 This Amendment has been duly executed and delivered on behalf of such Loan Party. This Amendment (i) is a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing and (ii) is in full force and effect subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Neither the execution, delivery or performance of this Amendment, nor the performance of the transactions contemplated hereby, will invalidate the security interest granted on the Collateral pursuant to the Loan Documents or the priority or perfection of the Administrative Agent’s Lien on such Collateral.

(c)                                  The execution and delivery of this Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except, to the extent permitted by the Loan Documents, for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to such Loan Party or any of its Restricted Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Loan Party or any of its Restricted Subsidiaries or the assets of such Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by such Loan Party or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Restricted Subsidiaries; except Liens created pursuant to the Loan Documents, except, in each case other than with respect to the creation of Liens, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take such action, could not reasonably be expected to result in a Material Adverse Effect.

(d)                                 Immediately before and immediately after giving effect to this Amendment, (A) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier or “Material Adverse Effect” shall be required to be true and correct in all respects), and (B) no Default exists.

SECTION 5.                            Effect on the Credit Agreement.

(a)                                 Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b)                                 The execution, delivery and effectiveness of this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect any right, power or remedy of any Lender, the Administrative Agent, any other Agent, any Issuing Bank or Swingline Lender, in each case under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document.  Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Existing Credit Agreement and the Security Agreement and from and after the Amendment No. 4 Effective Date, all references to the Existing Credit Agreement in any Loan Document and all references in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement.

(c)                                  For the avoidance of doubt, on and after the Amendment No. 4 Effective Date, the Resigning Administrative Agent shall not be required to process any break funding payment required to be paid to the Existing Lenders under the Existing Credit Agreement pursuant to Section 2.15 of the

Existing Credit Agreement, it being understood that any such required payment shall be paid by the Borrower to such Existing Lender pursuant to the terms of Section 2.15 of the Existing Credit Agreement.

SECTION 6.                            Acknowledgement and Consent of Loan Guarantors.  Each Loan Guarantor hereby acknowledges and consents to all of the terms and conditions of this Agreement and agrees that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge such Loan Guarantor’s obligations under such Loan Guarantor’s Guaranty.  Each Loan Guarantor hereby declares to and agrees with the Administrative Agent and the Lenders that its Guaranty is and shall continue in full force and effect for the benefit of the Lenders with respect to the obligations under the Loan Documents (it being understood that in no event shall such obligations include any Excluded Swap Obligation of such Loan Guarantor).

SECTION 7.                            Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 8.                            Governing Law; Waiver of Jury Trial.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 9.09 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9.                            Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 10.                     Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:	INTERPOOL, INC.

By:
Name:
Title:

LOAN GUARANTORS:	TRAC INTERMODAL LLC

By:
Name:
Title:

TRAC INTERMODAL CORP.

By:
Name:
Title:

TRAC LEASE, INC.

By:
Name:
Title:

TRAC LOGISTICS, LLC

By:
Name:
Title:

TRAC DRAYAGE LLC

By:
Name:
Title:

TRAC SERVICES, LLC

By:
Name:
Title:

TRAC CHASSIS POOL MANAGEMENT, LLC

By:
Name:
Title:

2

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Acknowledged by:
JPMORGAN CHASE BANK, N.A., solely in its capacity as Resigning Administrative Agent

By:
Name:
Title:

,
as a Lender

By:
Name:
Title:

Exhibit A

[Amended and Restated Credit Agreement to be attached as Exhibit A]

Exhibit B

[Amended and restated Schedules]

Exhibit C

[Amended and restated Exhibits]

2

Exhibit D

[Successor Agent Agreement]